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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 1996


                                DOVE AUDIO, INC.
             (Exact name of registrant as specified in its charter)


         California                      0-24984                 95-4015834
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


8955 Beverly Boulevard, Los Angeles, CA                              90048
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (310) 786-1600


                                   No Change
(Former name or former address, if changed since last report.)







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        ITEM 6.  OTHER EVENTS

        Attached hereto as an exhibit is a press release dated October 31, 1996 of Dove Audio, Inc., a California corporation. Such release is incorporated herein by reference.

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SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DOVE AUDIO, INC.

Date: October 31, 1996

                                        By:  /s/ LEE RUTTENBERG
                                           ---------------------------------
                                             Lee Ruttenberg
                                             Acting Chief Financial Officer




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ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

c.  EXHIBITS

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EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
  99                    Press release dated October 31, 1996.

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